UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2007
WILD OATS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21577	84-1100630

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1821 30th Street
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (303) 440-5220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On August 16, 2007, the Company issued a press release stating that the U.S. District Court for the District of Columbia has denied the Federal Trade Commission’s (FTC) request for a preliminary injunction related to the proposed merger between Whole Foods Market and Wild Oats Markets. Whole Foods Market and Wild Oats Markets have agreed with the FTC that Whole Foods Market will not purchase any Wild Oats Markets’ shares, including pursuant to the tender offer, prior to noon, Eastern time, on Monday, August 20, 2007. Absent a stay pending appeal, the companies may close the transaction at any point after noon, Eastern time, on Monday, August 20, 2007. The tender offer is scheduled to expire at 5:00 p.m., New York City time, on Monday, August 20, 2007. A copy of the joint press release is furnished herewith as Exhibit 99.1.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Joint Press Release of Wild Oats Markets, Inc. and Whole Foods Market, Inc., dated August 16, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILD OATS MARKETS, INC.
Date: August 17, 2007	By:	/s/ Gregory Mays
		Name:	Gregory Mays
		Title:	Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release of Wild Oats Markets, Inc. and Whole Foods Market, Inc., dated August 16, 2007.